Defined Contribution Plan	12 Months Ended
Dec. 31, 2025
Defined Contribution Plan [Abstract]
Defined Contribution Plan
(19) Defined Contribution Plan
The Company sponsors a defined contribution plan under Section 401(k) of the Code. Employees who are over the age of 21 years are eligible to participate in the plan. Eligible employees may elect to defer a percentage of eligible compensation, which is subject to an annual limit of the lesser of 90% of eligible compensation or the maximum limit set by the IRS. The Company matches employee contributions up to a maximum of 50% of the participant’s compensation deferral, limited to 6% of the employee’s compensation. During each of the years ended December 31, 2025 and 2024, the Company made contributions of $0.3 million to the plan. These expenses are included in selling, general and administrative expenses in the Consolidated Statements of Income.